THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS
                                 OF THE COMPANY

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                              PHOTONICS CORPORATION
                       520 South Fourth Avenue, Suite 400
                         Louisville, Kentucky 40202-2577
                                 (972) 745-3020

                               GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock (the "Shareholders"), par value $.001 per share (the "common stock"), of Photonics Corporation, a California Corporation (the "Company"), to notify such Shareholders of the Company ("Shareholders") that seven of the Shareholders collectively holding 100,247,599 shares of common stock representing approximately 50.12% of the outstanding shares of common stock, have delivered to the Company written consents ("Consents") approving the following matters (referred to collectively as the "Company Actions"):

(1)  Authorization for Future Reverse Split;

(2)  Authorization to sell common stock below Net Asset Value per Share;

(3)  Adoption of the Executive Officer Compensation Plan;

(4) Merger with Small Cap Strategies, Inc. ("SCS") with SCS being the surviving entity in order to effectuate a name change and redomicile into Nevada.

In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the Company Actions as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Shareholders of the Company in accordance with Section 603(a) of California's Corporation Code, Title 1. The Majority Shareholders approved the action by written consent in lieu of a meeting on May 26, 2006 (the "Approval Date"), in accordance with Section 603(a) of California's Corporation Code, Title 1. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action. Pursuant to Section 603(b) of California's Corporation Code, Title 1, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the Shareholders of record who have not consented in writing to such action. This information is intended to provide such notice. You are also being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the foregoing action will not become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about July 13, 2006 to all Shareholders of record as of the Record Date.

1.   AUTHORIZATION FOR FUTURE REVERSE SPLIT

As approved by the Board of Directors and by Majority Shareholder consent, the Board of Directors of the Company will be authorized to declare a Reverse Stock Split (a "Reverse Split") in such amount and effective as of a date to be chosen by the Board within one (1) year of the date of authorization by the majority of Shareholders and effective upon the filing of amended and restated Articles of Incorporation and notice to the NASD. The number of shares to be exchanged for one share of new common stock will be the "Reverse Number" and the Board of Directors may determine this Reverse Number from a minimum of five (5) to a maximum of two hundred (200) shares of common stock.

                     Reasons for authorizing a Reverse split

The purpose of the Reverse Split is to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. In approving the Reverse Split, the Board of Directors considered that the Company's common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Board of Directors also believes that most investment funds are reluctant to invest in lower priced stocks.

When the trading price of the Company's common stock is below $5.00 per share, the common stock is considered to be "penny stocks," which are subject to rules promulgated by the Commission (Rule 15-1 through 15g-9) under the Exchange Act. These rules impose significant requirements on brokers under these circumstances, including: (a) delivering to customers the Commission's standardized risk disclosure document; (b) providing to customers current bid and offers; (c) disclosing to customers the broker-dealer and sales representatives' compensation; and (d) providing to customers monthly account statements. These rules can have a negative effect on the price of stocks subject to the rules.

The Board of Directors proposed the Reverse Split as one method to attract investors as well as gain negotiating leverage in using the common stock of the Company with regard to existing and new business opportunities. The Company believes that the Reverse Split may improve the price level of the Company's common stock and that this higher share price could help generate additional interest in the Company.

However, the effect of the Reverse Split upon the market price for the Company's common stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the Reverse Split. The market price of the Company's common stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding. For that reason, the Board of Directors will be given authority to time the effectiveness of the Reverse Split to take into account factors which might suggest acting to match market conditions. While the authority is to be granted, the Board of Directors may determine that market conditions are not favorable in the near future for a Reverse Split.

                      Potential Risks of the Reverse Split

There can be no assurance that the bid price of the Company's common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split, that the Reverse Split will result in a per share price that will increase its ability to attract corporate and investment opportunities or that the market price of the post-split common stock can be maintained. The market price of the Company's common stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's common stock declines after the Reverse Split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a Reverse Split. The possibility exists that the reduced number of outstanding shares will adversely affect the market for the common stock by reducing the relative level of liquidity. In addition, the Reverse Split may increase the number of Shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more.

                     Potential Effects of the Reverse Split

Generally, as a result of a Reverse Split, that number of shares of the Company's common stock issued and outstanding immediately prior to the effectiveness of the Reverse Split, determined to be exchanged and equal to the Reverse Number, will become one (1) share of common stock after consummation of the Reverse Split. To avoid the issuance of fractional shares of common stock, the Company will issue one (1) additional share in place of such a fractional share to all holders of a fractional share effectively causing the number of shares to be issued to each Shareholder who would have otherwise received a fractional share to be "rounded up" to the next whole number of shares. On the effective date of the Reverse Split, a number of shares of the Company's currently issued and outstanding common stock equal to the Reverse Number will automatically be combined and changed into one share of new common stock. No additional action on the part of the Company or any Shareholder will be required in order to effect the Reverse Split. Shareholders will not be requested to exchange their certificates representing shares of the currently issued and outstanding common stock held prior to the Reverse Split for new certificates representing shares of new common stock. However, Shareholders will be furnished the necessary materials and instructions to effect such an exchange upon their request.

Accounting Matters. The Reverse Split will not affect the par value of the Company's common stock. As a result, on the effective date of the Reverse Split, the stated par value capital on the Company's balance sheet attributable to common stock would be reduced to a percentage of its present amount based on the Reverse Number then approved by the Board of Directors, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share will be increased because there will be fewer shares.

Effect on Authorized and Outstanding Shares. There are 200,000,000 shares of common stock issued and outstanding. As a result of the Reverse Split, the number of shares of common stock issued and outstanding (as well as the number of shares of common stock underlying any options, warrants, convertible debt or other derivative securities) will be reduced to the number of shares of common stock issued and outstanding immediately prior to the effectiveness of the Reverse Split, divided by the Reverse Number.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of common stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage of ownership of management, the number of Shareholders, or any aspect of the Company's business would materially change, solely as a result of the Reverse Split. Upon its effectiveness, the Reverse Split will be effectuated simultaneously for all of the Company's common stock and the exchange ratio will be the same for all shares of the Company's common stock. The Reverse Split will affect all of the Shareholders uniformly and will not affect any Shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Split results in any Shareholders owning a fractional share and the resulting nominal change of ownership percentage resulting from rounding up.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's common stock is currently registered under
Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Reverse Split will not affect the registration of the Company's common stock under the Exchange Act. The Reverse Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

Increase of Shares of Common Stock Available for Future Issuance. As a result of the Reverse Split, there will be a reduction in the number of shares of common stock issued and outstanding and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Split. The increase in available shares could be used for any proper corporate purpose approved by the Board of Directors including, among other purposes, future financing transactions. These authorized and unissued shares may be issued without Shareholder approval at any time, at the sole discretion of the Board of Directors. Any such decision to issue additional shares will reduce the percentage of Shareholders' equity held by the current Shareholders.

The following discussion summarizing material Federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to Shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Shareholders should consult their own tax advisors to determine the particular consequences to them.

The receipt of the common stock following the effective date of the Reverse Split, solely in exchange for the common stock held prior to the Reverse Split, will not generally result in recognition of gain or loss to the Shareholders. The exchange of a Reverse Number of Shares of the currently issued and outstanding common stock into one (1) share of new common stock should be a tax-free transaction under the Code, and the holding period and tax basis of the currently issued and outstanding common stock will be transferred to the new common stock received in exchange therefor. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner. The adjusted tax basis of a Shareholder in the common stock received after the Reverse Split will be the same as the adjusted tax basis of the common stock held prior to the Reverse Split exchanged therefor, and the holding period of the common stock received after the Reverse Split will include the holding period of the common stock held prior to the Reverse Split exchanged therefor.

No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all Shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

                       Effectiveness of the Reverse Split

Shareholder approval for a Reverse Split of the Company's common stock is valid for one (1) year following the Approval Date. If no such Reverse Split is effectuated for the one (1) year period following the Approval Date, the Company will be required to present the matter to the Shareholders again for approval prior to effectuating the Reverse Split. The Reverse Split will become effective upon first the filing with the Secretary of State of the State of Nevada of amended Articles of Incorporation and thereafter notice to NASD. At the earliest, the effective date must be a date that is 20 calendar days after the mailing of this Information Statement. At the latest, the Board of Directors is authorized to wait one (1) year following the Approval Date to file amended and restated Articles of Incorporation to cause the Reverse Split to be effective.

The Company will obtain a new CUSIP number for the new shares of common stock to differentiate these shares from shares currently issued and outstanding. Following the effectiveness of the Reverse Split, each number of shares of the Company's current common stock equal to the Reverse Number will thereafter represent, without any action on the part of the holder, one (1) share of the new common stock. Subject to minor differences resulting from the rounding up of fractional shares, as described herein, consummation of the Reverse Split will not result in a material change in the relative equity position or voting power of the holders of the Company's currently issued and outstanding common stock.


2.   AUTHORIZATION TO SELL COMMON STOCK BELOW NET ASSET VALUE PER SHARE

As approved by the Board of Directors and by Majority Shareholder consent, the Board of Directors of the Company will be authorized to sell the Company's common stock below the Net Asset Value (calculated on a per share basis).

            Reasons to authorize future sales of Company Stock below
                           Net Asset Value per Share

The purpose of being able to sell stock below the Net Asset Value is to raise money at a time and under market conditions where the value of the Company's portfolio of investments is greater than the value ascribed to the Company's common stock in the market. The Investment Company Act of 1940 prohibits certain companies from selling stock at a price below the Net Asset Value without Shareholder consent but there are times when the price of the stock in the market is below the Net Asset Value and the Company, if it desires to sell stock to raise funds for any purpose, whether for new investments or funding existing obligations including investments and operations, is unlikely to sell stock above the value ascribed to that stock by the markets (namely, market pricing). To the extent that the market price for the common stock is below the Net Asset Value, the Company will be unable to sell stock to meet its obligations or pursue new opportunities unless it is permitted to sell such stock below the Net Asset Value.

The Board of Directors has proposed that it be granted this authority to ensure that the Company can offer common stock to investors to meet its obligations and pursue new opportunities.

             Potential Risks of Selling Stock below Net Asset Value

The market price of the Company's common stock is be based on perceptions about its financial performance, market conditions, perceptions about its future prospects and the economy and specific industries as a whole, as well as other factors, many of which are unrelated to the Company's actual performance. There can be no assurance that the market price of the Company's common stock will reflect the value of its portfolio assets even if the Net Asset Value is a more accurate prediction of the value of the Company. If the market perceives the sale of stock in a negative light, it is possible that this will cause negative (downward) pressure on the market price of the stock and the price could fall further.

            Potential Effects of Selling Stock below Net Asset Value

General. Pursuant to the authorization, the Company, when the Board of Directors determines that selling stock is appropriate and necessary, will be able to sell shares of common stock at a price that the Board of Directors determines to be appropriate to raise funds for the Company's uses including new investments or funding existing obligations including investments and operations. Sales of common stock will have a dilutive affect on shares purchased at previous times at higher prices. The Board of Directors may determine that selling common stock at a given time is not in the best of the Company's interests and may decide not to sell stock at such times. This discussion relates to the effect of sales of stock at times when the price offered, as determined by the Board of Directors, is below the Net Asset Value calculated on a per-share basis. While the Net Asset Value of the Company's portfolio assets depends on other factors, the Net Asset Value calculated on a per-share basis will be proportionately decreased by the increased number of shares. This may or may not result in a reduction as the sale of stock will result in an increase in assets by the amount of consideration paid for the stock and any resulting increase or decrease in the Net Asset Value resulting from investment of such funds will also affect Net Asset Value.

3.   APPROVAL OF THE EXECUTIVE OFFICER COMPENSATION PLAN

The Company's Board of Directors has adopted an Executive Officer Compensation Plan which includes SAR and Cash-Distribution Profit-sharing (the "Compensation Plan"). The Compensation Plan is attached hereto as Exhibit A.

             Reasons to Adopt an Executive Officer Compensation Plan

This plan includes a basic salary package as well as incentives that are intended to attract the highest quality individuals to serve as the Company's Executive Officers. Approval of the Company's Executive Officer Compensation Plan is intended to provide incentive compensation to Officers of the Company, and requires the affirmative consent of at least a majority of the outstanding shares of common stock.

The following is a general  description of certain  features of the Compensation
Plan:

1. Eligibility. Only key Officers of the Company, who are responsible for the management, growth and profitability of the business of the Company, are eligible to be granted stock appreciation rights and cash-distributions of profit sharing under the Plan.

2. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with the Compensation Plan, entitling the holder upon exercise to receive an amount of cash equal to the increase, since the date of grant, in the value of the shares covered by such right.

3. Profit-Sharing. The Plan provides, in lieu of any deferred compensation plan or other long-term compensation arrangement, cash distribution of twenty (20%) percent of the net income of the Company to a pool for the eligible executives to provide an incentive to maximize the profitability of the Company.

The proposed Compensation Plan has not previously been approved and no grants of SAR's or cash-distributions of profit-sharing have been made or have been committed to be made under the terms of the Compensation Plan. As a result, the benefits or amounts that could be received or allocated to Officers are not determinable.

Federal Income Tax Consequences. The following discussion summarizes U.S. Federal tax treatment of SAR's granted under the Plan under Federal tax laws currently in effect. The rules governing the tax treatment of SAR's are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances.

SAR's. No taxable income is realized on the receipt of a SAR, but on exercise of the SAR on the fair market value of the common stock (or cash in lieu of common stock) received must be treated as compensation taxable as ordinary income to the recipient in the year of the exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the optionee realized as ordinary income.

Cash-distributions of Profits. Cash-distributions of profits are treated as ordinary income to the recipient and a compensation expense to the Company in much the same manner and with the same limitations as fixed salary compensation arrangements.


4. MERGER WITH SMALL CAP STRATEGIES, INC. ("SCS") WITH SCS BEING THE SURVIVING ENTITY

As approved by the Board of Directors and by Majority Shareholder consent, the Board of Directors of the Company will be authorized to cause to occur the reincorporation and resulting redomicile of the Company from the State of California to the State of Nevada. Approval of the Reincorporation requires the affirmative vote of the holders of a majority of all of the shares of the Company's common stock which was obtained by such consent. The effect of this Company Action will be to change the Company's state of incorporation from the State of California to the State of Nevada (the "Reincorporation"). For the reasons set forth below, the Company believes that this is in its best interest and that of the Shareholders will be best served by the Reincorporation. Such Reincorporation will be accomplished by merging the Company with and into a newly-created company known as Small Cap Strategies, Inc., ("SCS") which was formed by officers of the Company for this purpose. The proposal to change the Company's state of incorporation gives the Shareholders Dissenters' Rights under California law. The Reincorporation will not result in a material change in the Company's capitalization included in the Company's current Articles of Incorporation. A copy of the proposed Agreement and Plan of Merger is attached hereto as Exhibit B.

                         Reasons for the Reincorporation

The only reason that the Company is incorporated in the State of California is that its predecessor's operations were based and incorporated in the State of California. The Board of Directors believe that a change in the Company's state of incorporation from California to Nevada will meet the Company's business needs and that California's corporation laws do not offer corporate law advantages comparable to those provided by the laws of the State of Nevada. The corporate laws of the State of Nevada are, in the opinion of the Company, more flexible and less burdensome in areas like the approval of Corporate Actions by Shareholders acting through written consent. Reincorporation from California to Nevada also may make it easier to attract future candidates willing to serve on the Company's Board of Directors. Potential candidates are generally more familiar with Nevada law, including provisions relating to director indemnification; from their past business experience.

BY APPROVING THE MERGER AND REINCORPORATION, THE COMPANY WILL CAUSE THE SURVIVING CORPORATION'S NEVADA ARTICLES OF INCORPORATION AND NEVADA BY-LAWS TO GOVERN CORPORATE GOVERNANCE.

                              The Merger Agreement

To effect the Company's Reincorporation in Nevada, it will be merged with and into SCS, with SCS being the surviving corporation (the "Agreement and Plan of Merger"). Following the merger, SCS will continue to conduct the business of the Company as a Nevada corporation under the name "Small Cap Strategies, Inc." and will assume all of the Company's assets and liabilities. The persons nominated and elected to be the Company's Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.

At the effective time of the Reincorporation, each outstanding share of the Company's currently issued and outstanding common stock will automatically be converted into one fully paid and non-assessable share of common stock of SCS ("SCS Stock") having the same rights as existed prior to the merger. We do not intend to issue new stock certificates to Shareholders of record upon the effective date of the merger and each certificate representing issued and outstanding shares of the Company's currently issued and outstanding common stock immediately prior to the effective date of the merger will evidence ownership of the shares of SCS Stock after the effective date of the merger. Thus, it will not be necessary for the Shareholders to exchange their existing stock certificates for certificates of SCS. However, after consummation of the merger, any Shareholder desiring a new stock certificate may submit the existing stock certificate to the Company's transfer agent for cancellation, and obtain a new certificate issued by the Nevada corporation.

At the effective time of the merger, SCS Stock will be listed for trading on the NASD Electronic Bulletin Board and the currently issued and outstanding common stock will cease to be listed on the NASD Electronic Bulletin Board.

                      Effective Date of the Reincorporation

The Merger, and consequently the Reincorporation, will become effective when the Articles of Merger are filed with the Secretary of State of California and the Secretary of State of Nevada in accordance with their respective laws, a new CUSIP number is obtained and notice is given to the NASD resulting in issuance of a new trading symbol and declaration of effectiveness by NASD. As a result of the Reincorporation, the Company will cease its corporate existence in the State of California.

               Significant aspects of the corporate laws of Nevada

Although it is not practical to compare all aspects of Nevada law as they relate to the Company's corporate existence, its Articles of Incorporation or Bylaws or the Articles of Incorporation or Bylaws of SCS or any differentiation from California law, the following is a summary of certain pertinent aspects that the Company believes may significantly affect the rights of the Shareholders. This summary is not intended to be relied upon as an exhaustive list or a complete description of such pertinent differences, and is qualified in its entirety by reference to the Nevada Revised Statutes ("NRS"), the California Corporations Code and the forms of the Articles of Incorporation and Bylaws of SCS.

Amendments to the Articles of Incorporation. The NRS generally provide that an amendment to the Articles of Incorporation must be approved by the Board of Directors and by the Shareholders of a corporation. The NRS provides that a vote to amend the corporation's Articles of Incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the NRS, an abstention or a non-vote effectively counts as a vote against an amendment to the Articles of Incorporation.

Amendments to Bylaws. The NRS provides that the Board of Directors, if provided in the Articles of Incorporation, are entitled to amend the Bylaws. Neither the Company's current Articles of Incorporation nor the surviving corporation's Articles of Incorporation reserve such power to the Shareholders.

Liability of Directors. Except in certain circumstances, the NRS provides that a director is not individually liable to the corporation or its Shareholders or creditors for any damages as a result of any act or failure to act in his capacity as a director unless it is proven that (a) his acts or failure to act constituted a breach of fiduciary duty, and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law, unless the Articles of Incorporation provide otherwise.

Indemnification. Under the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The NRS provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Articles of Incorporation of the surviving corporation provide that directors, officers, employees and agents will be indemnified to the fullest extent permitted by the NRS.

Shareholder Inspection of Books and Records. The NRS permits any Shareholder holding not less than fifteen (15%) percent of all the issued and outstanding shares of stock of such corporation, or has been authorized in writing by the holders of at least fifteen (15%) percent of all of the issued and outstanding shares of stock of such corporation, upon at least five (5) days written demand, the right, during normal business hours, to inspect and copy the corporation's books of account and all financial records of the corporation, and to conduct an audit of such records. This right cannot be limited in the Articles of Incorporation. Costs of the same are borne by the demanding party. The aforesaid provision does not apply to any corporation that furnishes to its Shareholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act.

Action by Written Consent. Under Nevada law, unless otherwise provided in a corporation's Aticles of Incorporation, the Shareholders may take action without a meeting if a consent in writing to such action is signed by those Shareholders having a minimum number of votes that would be necessary to take such action at the meeting. No limitation of this right is included in the proposed Articles of Incorporation of SCS.

Quorum for Shareholder Meetings. Under the NRS, unless otherwise provided in a corporation's Articles of Incorporation or its Bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of Shareholders.

Shareholder Voting Requirements. Under the NRS, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes are required by the Bylaws. With respect to matters other than the election of directors, unless a greater number of affirmative votes are required by the NRS, if a quorum is present, a proposal generally is approved if the votes cast by Shareholders favoring the action exceed the votes cast by Shareholders opposing the action. Under the NRS, and unless otherwise provided by the NRS or a Nevada corporation's Articles of Incorporation or Bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Nevada law have the effect of a vote against most proposals.

Under the NRS, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the NRS, abstentions have the same effect as votes against such a transaction.

Possible Disadvantage of a Change in Domicile. Despite the belief of the Board of Directors that the proposed Reincorporation is in the best interests of both the Company and the Shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believes that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

                         Tax Consequences of the Merger.

The merger and resulting reincorporation of the Company from California to Nevada will constitute a tax-free reorganization within the meaning of Section 368 (a)(1)(F) of the Code. Accordingly, for Federal income tax purposes, Shareholders, upon the conversion of the Company's common stock into the surviving corporation's common stock, will recognize no gain or loss. Each Shareholder whose shares are converted into the surviving corporation's common stock will have the same basis in the common stock of the surviving corporation as such Shareholder had in the Company's common stock held immediately prior to the effective date of the merger. The shareholder's holding period in the surviving corporation's common stock will, for Federal income tax purposes, include the period during which the corresponding shares of the Company's common stock were held, provided such corresponding shares of the Company's common stock were held as a capital asset on the effective date of the merger.

The Company will generally not recognize any gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to the Company's tax attributes. Changing the Company's state of incorporation will not affect the amount of the corporate income and other taxes payable.

A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a Shareholder recognizing gain or loss with respect to each share of the Company's common stock converted in the Reincorporation equal to the difference between that Shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the SCS Common Stock converted in the Reincorporation. In such event, a Shareholder's aggregate basis in the shares of SCS's common stock acquired in the Reincorporation would equal the fair market value of all such shares, and such Shareholder's holding period for such shares would not include the period during which such Shareholder held the Company Stock.

The foregoing is only a summary of the Federal income tax consequences and is not tax advice. This Information Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each Shareholder is advised to consult his or her personal attorney or tax advisor as to the Federal, state, local or foreign tax consequences of the proposed Reincorporation in view of a Shareholder's individual circumstances.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Board of Directors has fixed the close of business on June 1, 2006, as the record date (the "Record Date") for the determination of Shareholders who are entitled to receive this Information Statement. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held by them as of the Record Date.

Each share of the Company's common stock entitles its holder to one vote on each matter submitted to the Shareholders. However, because the Shareholders holding at least a majority of the voting rights of all outstanding shares of common stock as of the Record Date have voted in favor of the foregoing actions by written consent; and having sufficient voting power to approve such proposals through their ownership of common stock, no other consents will be solicited in connection with this Information Statement.

                             ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet


(http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

     1.   Quarterly Report on Form 10-Q for the quarter ended March 31, 2006;

     2.   Annual Report on Form 10-K for the year ended December 31, 2005;

     3.   Quarterly  Report on Form 10-QSB for the quarter  ended  September 30,
          2005; and

     4.   Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005.

                          OUTSTANDING VOTING SECURITIES

As of the respective dates of the Consents, the Company had 200,000,000 shares of common stock issued and outstanding (the "Outstanding Shares"). Each share of outstanding common stock is entitled to one (1) vote on matters submitted for Shareholder approval.

The holders of a majority of the issued and outstanding shares of voting stock of the Company have executed and delivered to the Company the Consents approving the actions set forth herein. Since the actions have been approved by the holders of a majority of the Company's voting stock, no proxies are being solicited with this Information Statement.

The applicable  provisions of the California Business Code provides in substance
that  unless  a  Company's   Articles  of  Incorporation   provides   otherwise,
Shareholders may take action without a meeting of Shareholders and without prior notice if a consent or consents in writing,  setting  forth the action so taken, is signed by the holders of  outstanding  stock having not less than the minimum number of votes  that  would be  necessary  to take such  action at a meeting at which all shares entitled to vote thereon were present.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's common stock, as of June 1, 2006, of (i) persons who own more than five (5%) percent of the Company's common stock (ii) the Company's named executive officers, and
(iii) the Company's current directors and executive officers as a group:

------------------------------- ------------------------------------- --------------------- ------------------
                                Name and Address                      Amount and nature
Title of Class                  of beneficial owner                   of beneficial owner   Percent of class
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Shocker 100 Index, L.P.               67,690,925            33.85%
                                3111 S. Valley View Blvd., STE E103
                                Las Vegas, NV 89102
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   OTC Support, Inc.
                                47 S. Palm Avenue, Suite 210
                                Sarasota, FL 34236                    10,751,166             5.38%
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Mark Lindberg
                                520 South 4th Avenue, Suite 400
                                Louisville, KY 40202-2577              5,200,000             2.60%
------------------------------- ------------------------------------- --------------------- ------------------


------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Genesis Oil and Gas Company
                                420 East FM 3040
                                Suite 118 PMB 216
                                Lewisville, TX 75067                   3,705,508 (1)         1.85%
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Bryce Knight
                                520 South 4th Avenue, Suite 400
                                Louisville, KY 40202-2577             No Shares             No Shares
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Paul Johnson
                                520 South 4th Avenue, Suite 400
                                Louisville, KY 40202-2577             No Shares             No Shares
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Terry Washburn
                                520 South 4th Avenue, Suite 400
                                Louisville, KY 40202-2577             No Shares             No Shares
------------------------------- ------------------------------------- --------------------- ------------------
common stock, $.001 par value   Directors and executive officers
                                as a group                            8,905,508              4.45%
------------------------------- ------------------------------------- --------------------- ------------------

(1)  Mark Lindberg is the President of Genesis Oil and Gas Company.


                               DISSENTERS' RIGHTS

The Shareholders will have Dissenters' Rights under California law in connection with the merger. Any Shareholder who has not voted shares of the Company's common stock in favor of the Merger and the Merger Agreement has the right to be paid the fair market value for such shares of the Company's common stock in lieu of the SCS Stock provided for in the Merger Agreement. The value of the Company's common stock for this purpose will exclude any element of value arising from the accomplishment or expectation of the Merger.

THE COMPANY HAS DETERMINED THAT THE FAIR MARKET VALUE OF ITS COMMON STOCK IS THE LESSER OF THE CLOSING BID PRICE OF THE COMPANY'S COMMON STOCK AS OF THE EFFECTIVE DATE OF THE MERGER OR THE VALUE OF SUCH STOCK BASED UPON THE 10-DAY MOVING AVERAGE AS OF THE DATE OF THE MERGER. THE VALUE AS OF THE MAILING OF THIS STATEMENT IS APPROXIMATELY $.0059 PER SHARE.

In order for the holder of the Company's common stock to exercise its Dissenters' Rights, such holder must deliver to the Company a written demand for the shares of the Company's common stock in accordance with California law prior to August 14, 2006 (being more than thirty (30) days following mailing of this notice). Exhibit C to this information statement sets forth the pertinent provisions of California law addressing Dissenters' Rights. If the holder of the Company's common stock fails to deliver such a written demand to the Company at its principal address, prior to such date, the holder will lose its Dissenters' Right. The preceding discussion is not a complete statement of the law pertaining to Dissenter's Rights under the California Corporations Code and is qualified in its entirety by the provisions of California law attached as Exhibit C to this document.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED IN THE CALIFORNIA CORPORATIONS CODE RELATING TO DISSENTERS' RIGHTS, YOU WILL LOSE YOUR DISSENTERS' RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR DISSENTERS' RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR DISSENTERS' RIGHTS.

                                    Exhibit A

                      EXECUTIVE OFFICER COMPENSATION PLAN


1. DIRECTOR'S COMPENSATION. Each member of the Board of Directors shall receive, in lieu of any monthly salary, the salary of $2,500 paid for each meeting attended, in person or telephonically.

2. EXECUTIVE OFFICERS SALARY SCHEDULE. The salary rate for the following positions shall be placed within the salary range of $2,500 to $10,000 per month. The positions set forth in this paragraph shall constitute the positions of, and the individuals filling same shall constitute the officers who are, the sole "Executive Officers" of the Company for purposes of this Compensation Plan. Payment of all compensation to Executive Officers will be made in accordance with the relevant Company policies in effect from time to time, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes. The CEO of the Company (or designate) shall be responsible for determining the specific salary paid to each position based upon qualifications and performance. The CEO of the Company may make appointments to or advancement within prescribed range of specific positions upon evaluation of employee qualifications and performance.

     a. Chief Executive Officer with a salary range of $2,500 to $10,000 per month.

     b.   Chief Financial Officer of $2,500 to $10,000 per month.

     c. Chief Investment Officer with a salary range of $2,500 to $5,000 per month.

     d.   Chief Compliance Officer of $1,500 to $2,500 per month.

3.   ADDITIONAL COMPENSATION.

     a. Stock Appreciation Rights. Each Executive Officer shall receive a Stock Appreciation Rights contract on each one-year anniversary date of his or her employment with the Company based upon the value of the common stock of the Company determined as of the closing price on the date of the award and the number of shares of common stock which could be purchased for that amount of money paid to such Executive Employee during the previous 12 months of employment, said SAR contract shall entitle such Executive Employee to be paid the value, in cash, of the appreciation of such shares equal which SAR contract shall immediately vest and the Company shall pay such value immediately following the two-year anniversary of the granting of each such SAR contract, determined based on the closing price on the date two years following the date of award, and such appreciation, if any, in the price of the common stock. In the event that any Executive Officer leaves or terminates his or her employment prior to said two year anniversary of such award, except for cause, the value shall be calculated as of the last date of his or her employment. No Executive Officer shall have any right to receive any payment under such SAR's if terminated for cause.

     b. Profit Sharing. The Company will pay each Executive Officer a bonus pursuant to the following cash-distribution profit sharing program, payable on a quarterly basis, which has been established to reward Executive Officers for their contributions to the Company.

               i. At the end of each quarter, a profit sharing pool will be determined based on the Company's performance during that quarter and calculated to be Twenty (20%) percent of the net profits achieved during that quarter.

               ii. The sum to be paid to each Executive Officer shall equal his or her proportional percentage of the total base salaries paid to all Executive Officers during the quarter multiplied by the amount of the profit sharing pool and shall be paid with all mandatory deductions including Federal withholding calculated at the flat IRS "bonus rate" of 27%.

               iii. This plan is a cash-distribution plan and is not intended as nor should it be treated as a deferred compensation plan. The Company will not take any steps to cause the profit-sharing plan described in this section to comply with The Employee Retirement Income Security Act of 1974 or any provision of the Internal Revenue Code of 1986 nor will the Company seek any similar tax-advantaged treatment of the payments made pursuant to the profit-sharing plan.

     c. No other compensation. Each of the Executive Officers will be required to affirm his or her understanding and acknowledge that the compensation specified above will be in lieu of any and all other compensation, benefits and plans from the Company. Neither the SAR contracts nor the bonus programs may be used or interpreted in any manner inconsistent with the Investment Company Act of 1940 and any limitations imposed by such Act or the rules and regulations promulgated thereunder shall govern and control the Additional Compensation provided herein.

                                    Exhibit B

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of May 26, 2006 between Photonics Corporation., a California corporation ("Photonics"), and Small Cap Strategies, Inc., a Nevada corporation ("SCS") and is made in reference to the fact that the Board of Directors of each of Photonics and SCS deem it advisable and desirable for Photonics and SCS at the Effective Time, as hereafter defined, to adopt this Agreement as a Plan of Merger and to consummate the acquisition as a statutory merger in accordance with the provisions of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, with SCS as the surviving entity, on the terms hereafter set forth, which recital is a material part hereof and this Agreement shall be construed so as to give maximum effect thereto.

     NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, Photonics and SCS agree that the terms and conditions of the merger and the manner of carrying it into effect shall be as follows:


ARTICLE 1:    THE MERGER AND STOCK EXCHANGE


     1.1 The Acquisition. At the Effective Time (as defined in Section 1.3), upon the terms and subject to the conditions of this Agreement, Photonics shall merge into and with SCS, and SCS shall be deemed to be the survivor (the "Surviving Entity"), with the capital structure, Articles of Incorporation, Bylaws, officers and directors as set forth in this Agreement. Each one (1) common share of Photonics outstanding at the Closing Date of the merger shall be exchanged for one (1) share of common stock of the Surviving Entity and each one
(1) share of the common stock of SCS outstanding at the Closing Date of the merger shall be exchanged for one (1) share of the common stock of the Surviving Entity.

     1.2 Approvals. This Agreement shall be submitted to the Boards of Directors of Photonics and SCS in the manner prescribed by, and if required by, applicable laws of the State of California and Nevada and, if applicable, approved at meetings called for that purpose or by written consents in lieu of meetings.

     1.3 Effective Time; Closing. Immediately upon the execution and adoption of this Agreement by the Boards of Directors of Photonics and SCS and the satisfaction or waiver of each of the conditions set forth in Article 4, the parties hereto shall cause the merger to be consummated by executing, and delivering the merger documents as provided herein (the time of such execution being the "Closing Date"), and the parties shall take all such other and further actions as may be required by law to cause the stock acquisition to thereafter become effective. The "Effective Time" of the merger shall be the effective date of the filing of Articles of Merger with the Secretaries of State for the States of Nevada and California but all criteria for closing and carrying out the terms and conditions of this Agreement shall be as of the Closing Date.

     1.4 Effect of the Merger. At the Effective Time, Photonics shall cease to exist as a separate corporate entity, and all of the property, rights, privileges, powers and franchises, as well as all of the obligations, duties, undertakings and liabilities, of Photonics shall continue, on the terms and as provided in this Agreement and in accoirdance with the applicable laws of the State of Nevada.

     1.5 Articles of Incorporation; By-Laws; Directors and Officers.
         ----------------------------------------------------------

     (a) At the Effective Time, the Articles of Incorporation of SCS in effect immediately before the Effective Time, shall continue as the Articles of Incorporation of the Surviving Entity until thereafter amended as provided by law.

     (b) At the Effective Time, the Bylaws of SCS in effect immediately before the Effective Time, shall continue as the Bylaws of the Surviving Entity until thereafter amended as provided by law or as permitted under the Articles of Incorporation of the Surviving Entity and such Bylaws.


Photonics  ________    Small Cap Strategies  ________

     (c) The Board of Directors of the Surviving Entity after the Effective Time shall consist of four members initially, who represent the entire Board of Directors of both Photonics and SCS. The Directors of the Surviving Entity shall be Bryce Knight, Mark Lindberg, Paul Johnson, and Terry Washburn. The officers of the Surviving Entity shall thereafter be elected by the newly elected Board of Directors and shall serve until their successors are duly elected or appointed and shall qualify.

     1.6 Options and Other Rights. All options and warrants to purchase Photonics shares granted by Photonics prior to the Effective Date, whether vested or unvested, which are outstanding and not exercised prior to the Effective Time shall be cancelled and extinguished and no payment or other consideration shall be made with respect thereto.


ARTICLE 2:    PUBLIC FILINGS

     2.1 SEC Reports. The parties acknowledge that Photonics is a reporting company within the meaning of Section 12(g) of the Securities Exchange Act of 1934 and that this reporting obligation will be assumed by and will devolve upon the Surviving Entity as a result of the merger. The Surviving Entity undertakes and agrees to prepare and file all required SEC reports at and after the Effective Date.

     2.2 Public Trading. The parties acknowledge that Photonics presently has its common shares admitted for listing and trading and that it is the intent of the parties that the Surviving Entity will have its common shares admitted for trading on a national listing service (such as the OTCbb or the Pink Sheets), under the trading symbol assigned to it by the NASD as applied for after the Effective Date. Each of the parties shall undertake all such steps as are necessary to maintain and preserve the status of tradeability of Photonics until the Effective Time and initiate such status for the shares of the Surviving Entity, as soon as practical thereafter.


ARTICLE 3:    REPRESENTATIONS AND WARRANTIES OF SCS AND PHOTONICS


     3.1 Existance and Authority Relative to this Agreement. Each of the parties hereto, to wit: SCS and Photonics, represents and warrants to, and agrees with, the other that it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorportion; that it has full corporate power and authority (including Shareholder and Board approval) to execute and deliver this Agreement and to consummate the transactions contemplated hereby and that it has the right to conduct its business in each jurisdiction in which it does business (without violation of restrictions or requirement of consents not yet obtained).

     3.2 Capitalization.
         --------------

     (a) As of the Effective Date, SCS shall have authorized capital stock of 2,000,000,000 shares of common stock, of which None (0) will be issued and outstanding just prior to the Effective Date and all of which have been duly authorized and will be, upon issuance pursuant to the contemplated share exchange, validly issued, and non-assessable.

     (b) Photonics has authorized capital stock of Two Hundred Million (200,000,000) shares of common stock, $.001 par value, of which 200,000,000 shares will be issued and outstanding, fully paid and non-assessable and free of preemptive rights and is authorized to issue 50,000,000 shares of Preferred Stock, $0.001 par value, of which no shares are issued or outstanding, none of which shares are subject of any voting trust agreement or other agreement relating to the vote thereof or restricting in any way the sale or transfer thereof and all of have been duly authorized and are validly issued, fully paid and non-assessable.

     (c) Each of the parties hereto, to wit: SCS and Photonics, represents and warrants to, and agrees with, the other that there are no options, warrants, conversion rights, subscriptions or purchase rights of any nature to acquire from it, or commitments by it, to issue, shares of capital stock or other securities, nor is it obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities and none of its shares of stock is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual,


Photonics  ________    Small Cap Strategies  ________
statutory or otherwise, for the benefit of it, any stockholder, or any other person or entity. The parties acknowledge restrictions and rights imposed by relevant federal and state securities laws and represent and warrant to each other that all shares heretofore issued or to be issued in connection herewith by either party, complied with or were exempt or will comply with or be exempt from all applicable Federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.

     3.3 Disclosure. Each of the parties hereto, to wit: SCS and Photonics, represents and warrants to, and agrees with, the other that neither this Agreement nor any document or certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of either party or by any directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading and there is no fact or circumstances known which materially and adversely affects or which may materially and adversely affect the business, prospects or financial condition or assets of either party, which has not been set forth in this Agreement, certificates or statements furnished in writing to the other in connection with the transactions contemplated by this Agreement.


ARTICLE 4:    CONDITIONS TO CONSUMMATION OF THE TRANSACTION.


     4.1 Conditions to Obligations of Each Party. The respective obligations of each party to effect the merger transaction are subject to the satisfaction, at or prior to the Effective Time, of the following conditions:

         (a) This Agreement shall have been approved and adopted by the requisite affirmative vote or written consent of the shareholders of Photonics in accordance with applicable law.

         (b) No statute, rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, promulgated or be in force by any court or governmental authority which prohibits or restricts the consummation of the share exchange; provided, however, that the parties hereto shall use their best efforts to have any such order, decree or injunction vacated.

         (c) All approvals, authorizations and consents required for the parties to consummate the share exchange shall have been obtained on terms and conditions satisfactory to the other and shall be in full force and effect, and the other shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel of the granting of such approvals, authorizations and consents.

         (d) No objections to the share exchange shall have been made in accordance with any applicable provisions of Nevada law.

         (e) There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transaction provided for herein not be consummated as herein provided or which is reasonably likely to have any material adverse effect on the condition (financial or otherwise), assets, liabilities, results of operations, business or prospects of Photonics.


ARTICLE 5:    GENERAL PROVISIONS


     5.1 Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes and cancels any other Agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     5.2 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.


Photonics  ________    Small Cap Strategies  ________

     5.3 Governing Law; Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflict of laws.

     5.4 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

     5.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their addresses of record.

     5.7 Descriptive Headings; Table of Contents. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The Table of Contents preceding this Agreement is not a part hereof.

     5.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.


SMALL CAP STRATEGIES, INC.
a Nevada corporation


By:                                          Date:
   ---------------------------------                ----------------------------
        Bryce Knight, President


PHOTONICS CORPORATION
a California corporation


By:                                          Date:
   ---------------------------------                ----------------------------
        Bryce Knight, President




Photonics  ________    Small Cap Strategies  ________

                                    Exhibit C

                          CALIFORNIA CORPORATIONS CODE
                   (section pertaining to Dissenters' Rights)


1300. (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.
(b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:
(1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.
(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.
(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.
(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.
(c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

1301. (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.
(b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.
(c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302. Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.
(b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.
(b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.
(c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305. (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.
(b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.
(c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

(d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.
(e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

1306. To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307. Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308. Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309. Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:
(a)  The  corporation  abandons  the  reorganization.  Upon  abandonment  of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.
(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.
(c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in
Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.
(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

1310. If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

1311. This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312. (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

(b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.
(c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

1313. A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in Section 1159.